Exhibit 10.2

THIS NOTE AND THE SHARES OF CAPITAL STOCK ISSUABLE UPON ANY CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE PARENT SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

SEA OF GREEN SYSTEMS, INC.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $__________	Original Issuance Date: January 5, 2016
Purchase Price: $____________

SEA OF GREEN SYSTEMS, INC., a Florida corporation (the “Company” or the “Maker”) for value received, hereby promises to pay to _________________________ or its assigns (the “Holder”), the principal amount of ____________________ ($_________) (the “Principal Amount”), together with interest (computed on the basis of a 365-day year for the actual number of days elapsed) from January 5, 2016 on the unpaid balance of such Principal Amount from time to time outstanding at the rate of twelve and one-half percent (12.5%) per annum (“Interest”) until paid in full or converted as provided herein.

This Note is one of a series of notes and is issued pursuant to the terms of the Securities Purchase Agreement, by and between the Company, the Parent and the purchasers signatory thereto, including the Holder, dated the date hereof (the “Purchase Agreement”).  Capitalized terms used herein but otherwise not defined shall have the definitions ascribed to them in the Purchase Agreement.

Upon consummation of a Public Company Event (as defined below), all references to “Parent” and “Maker” hereunder shall refer to Pubco (as defined below).

1.

Repayment of the Note.  The entire Principal Amount and all accrued and unpaid Interest shall be due and payable on the Maturity Date.  “Maturity Date” shall be defined as July 5, 2016.

2.

Prepayment of the Note.  The Maker may prepay any outstanding amounts owing under this Note, in whole or in part, at any time prior to the Maturity Date, subject to conversions by the Holder, in accordance with Section 3 of this Note.

3.

Conversion.

(a)

Conversion. in The Principal Amount (the “Conversion Amount”) shall be convertible as follows: (i) in the event the Company mergers with a public company (“Pubco”), by reverse merger, share exchange or other business combination (the “Public Company Event”), the Note shall thereafter be automatically convertible into shares of Pubco by dividing the Conversion Amount by the Conversion Price or (ii) if no Public Company Event has occurred by the Maturity Date, the Note may be converted into shares of Ecosphere Technologies, Inc. (“Parent”) Common Stock by dividing the Conversion Amount by the Conversion Price.  “Conversion Price” shall mean: (i) if converted into Parent Common

Stock, $0.115 per share subject to adjustment herein and (ii) after the Public Company Event, such per share amount as shall equal 85% of the of the offering price of Pubco’s securities in the financing transaction conducted in connection with the Public Company Event, subject to adjustment herein.

(b)

Conversion Mechanics.  In order to convert this Note into shares of Parent Common Stock, the Holder shall give written notice to the Parent at its principal corporate office or the notice address provided in this Note (which notice, notwithstanding anything herein to the contrary, may be given via facsimile, email, or other means in the discretion of the Holder) pursuant to the forms attached hereto as Exhibit A (the “Conversion Notice”) of the election to convert the same pursuant to this section (the date on which a Conversion Notice is given, a “Conversion Date”).  Such Conversion Notice shall state the Conversion Amount and the number of shares of Common Stock to which the Holder is entitled pursuant to the Conversion Notice (the “Conversion Shares”).  The Parent shall immediately, but in no event later than five (5) trading days after receipt of a Conversion Notice (the “Required Delivery Date”), deliver the Conversion Shares to the Holder.

(c)

No Fractional Shares.  No fractional Conversion Shares shall be issued by the Parent.  In lieu thereof, the shares of Common Stock otherwise issuable shall be rounded up to the nearest whole Conversion Share.

(d)

Holder’s Conversion Limitations.  The Parent shall not affect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, pursuant to Section 3 or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Conversion Notice, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Parent (including, without limitation, any other  Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Parent is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 3(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of an Conversion Notice shall be deemed to be the Holder’s determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Parent shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 3(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Parent’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Parent or (C) a more recent written notice by the Parent or the Parent’s transfer agent for the Common Stock setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Parent shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Parent, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note.  The Holder may increase or decrease the Beneficial Ownership Limitation provisions of this Section 3(d). Any such increase will not be effective until the 61st day after such notice is delivered to the Parent.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

(e)

Adjustment for Issuance of Additional Securities:  In the event that the Parent shall, at any time, from time to time, issue or sell any additional shares of common stock or pursuant to Common Stock Equivalents (hereafter defined) granted or issued prior to the original issuance date of this Note) (“Additional Shares of Common Stock”), at a price per share less than the Conversion Price then in effect or without consideration, then the Conversion Price upon each such issuance shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock. The provisions of this Section 3(e) shall apply if (a) the Parent, at any time after the original issuance date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), or (b) any rights or warrants or options to purchase any such Common Stock or Convertible Securities (collectively, the “Common Stock Equivalents”) shall be issued or sold.  If the price per share for which Additional Shares of Common Stock may be issuable pursuant to any such Common Stock Equivalent shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of this Section 3(e).  Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 3(e) with respect to an Excepted Issuance.  “Excepted Issuance” means (i) securities issued as full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, (ii) the Parent’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans that have been approved by  a majority of the independent members of the board of directors of the Parent or in existence as such plans are constituted on the original issuance date of this Note, (iii) the Parent’s issuance of securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the original issuance date of this Note on the terms then in effect and (iv) an issuance by the Parent of securities resulting from the exercise of Warrants issued pursuant to the Purchase Agreement.

(f)

Other Adjustments.  If the Parent shall at any time or from time to time after the original Issuance Date of this Note, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased.  If the Parent shall at any time or from time to time after the original Issuance Date of this Note, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased.  Any adjustments under this Section 3(f) shall be effective at the close of business on the date the stock split or combination occurs.  If the Parent shall at any time or from time to time after the original  Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:

(1)

the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(2)

the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

If the Parent shall at any time or from time to time after the original Issuance Date of this Note, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Parent which they would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.5(f) with respect to the rights of the Holder; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

If at any time or from time to time after the original issuance date of this Note there shall be a capital reorganization of the Parent (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in this Section 3(f), or a reclassification, exchange or substitution of shares, or a merger or consolidation of the Parent with or into another person where the holders of outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Parent’s properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities or property of the Parent or any successor corporation resulting from Organic Change.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(f) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3(f) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

If any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights or phantom stock rights), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 3 will increase the Conversion Price.

(g)

Buy-In.  In addition to any other rights available to the Holder, if the Parent fails to cause its transfer agent to transmit via DWAC or transmit to the Holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of this Note on or before the Required Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon conversion of this Note which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Parent shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon conversion of this Note that the Parent was required to deliver to the Holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Note and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Parent timely complied with its conversion and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Parent shall be required to pay the Holder $1,000. The Holder shall provide the Parent written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Parent.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Parent’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

4.

Termination of Rights Under this Note.  This Note shall no longer be deemed to be outstanding, and all rights with respect to this Note shall immediately cease and terminate, upon receipt by the Holder of (i) the Principal Amount outstanding and all accrued and unpaid Interest thereon, on the Maturity Date or, (ii) the conversion of the entire Principal Amount and Interest then due hereunder.

5.

Taxes or other Issuance Charges.  The Parent shall pay any and all taxes or other expenses that may be payable in respect of any issuance or delivery of the Conversion Shares.

6.

Event of Default:  (a) Each of the following events, individually, shall constitute an “Event of Default”:

(i)

the Maker shall fail to pay any Loan Amount when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(ii)

the Maker shall fail to pay any accrued but unpaid Interest when and as the same shall become due and payable;

(iii)

the Maker shall fail to perform any obligation or pay any fee or any other amount payable under any of the Transaction Documents, when and as the same shall become due and payable;

(iv)

any representation or warranty made by or on behalf of the Maker in or in connection with any Transaction Document, or in any report, certificate or other document furnished pursuant to or in connection with any Transaction Document, shall prove to have been incorrect in any material respect when made or deemed made or shall be breached;

(v)

the Maker shall fail to observe or perform any covenant, condition or agreement contained in any Transaction Document (other than those specified in clause (i), (ii), and (iii) of this Section 6 and such failure shall continue unremedied for a period of ten (10) days after notice thereof from Purchaser to the Maker;

(vi)

an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the  Maker, their respective debts,  or of a substantial part of their respective assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the  Maker or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for ninety (90) days or an order or decree approving or ordering any of the foregoing shall be entered;

(vii)

the Maker shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (vi) of this Section 6, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the  Maker or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(viii)

the Maker shall  admit in writing its inability to pay its debts as they become due;

(ix)

one or more final judgments for the payment of money in an aggregate amount in excess of $25,000 shall be rendered against the Maker and the same shall remain undischarged for a period of twenty (20) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Maker to enforce any such judgment;

(x)

any default by the  Maker under, or the occurrence of any event of default as defined in, any other indebtedness owed by the Maker;

(xi)

any event, transaction, action or omission of or involving the Maker shall occur which Purchaser reasonably believes will result in a Material Adverse Effect;

(xii)

the Purchase Agreement or this  Note shall cease to be, or shall be asserted by the  Maker or other obligor thereunder not to be, in full force and effect;

(xiii)

the Company shall fail to have completed a merger, share exchange or similar trtansaction with a public company within 120 days of the date of this Note; or

(xiv)

a Change of Control shall occur.

(b)

Remedies.  Notwithstanding anything to the contrary in any Transaction Document, upon the occurrence of an Event of Default, and in every such event (other than an event with respect to any Maker described in clauses (vi), (vii) or (viii) of Section 6, at any time during the continuance of such event, Purchaser may, at its sole election, by notice to the Maker, declare the Loan Amount then outstanding to be due and payable in whole (or in part, in which case any Loan Amount not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the outstanding Loan Amount so declared to be due and payable, together with all fees and other payment obligations of the Maker accrued but unpaid under the Transaction Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and in case of any event with respect to the Company described in clauses (vi), (vii) or (viii) of Section 6, the Loan Amount then outstanding, together with all fees and other payment obligations of the Company accrued but unpaid under the Transaction Documents, shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Maker.

7.

Non-Waiver. The failure of the Holder to enforce or exercise any right or remedy provided in this Note or at law or in equity upon any default or breach shall not be construed as waiving the rights to enforce or exercise such or any other right or remedy at any later date.  No exercise of the rights and powers granted in or held pursuant to this Note by the Holder, and no delays or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

8.

Waiver by the Makers.  The Maker hereby waives presentment, protest, notice of protest, notice of nonpayment, notice of dishonor and any and all other notices or demands relative to this Note, except as specifically provided herein.

9.

Usury Savings Clause.  The Maker and the Holder intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Makers’ and Holder’s express intention that the Company not be required to pay Interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 9 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the balance of the Principal Amount of this Note, and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

10.

Holder Not a Stockholder.  The Holder shall not have, solely on account of such status as a holder of this Note, any rights of a stockholder of the Parent, either at law or in equity, or any right to any notice of meetings of stockholders or of any other proceedings of the Parent until such time as this Note has been converted, at which time the Holder shall be deemed to be the holder of record of the Conversion Shares, as applicable, notwithstanding that the transfer books of the Parent shall then be closed or certificates representing such Conversion Shares shall not then have been actually delivered to the Holder.

11.

Miscellaneous.

(a)

Governing Law; Venue.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.  This Note shall be deemed an unconditional obligation of Maker for the payment of money and, without limitation to any other remedies of Holder, may be enforced against Maker by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.  For purposes of such rule or statute, any other document or agreement to which Holder and Maker are parties or which Maker delivered to Holder, which may be convenient or necessary to determine Holder’s rights hereunder or Maker’s obligations to Holder are deemed a part of this Note, whether or not such other document or agreement was delivered together herewith or was executed apart from this Note.

(b)

Successors and Assigns.  This Note and the obligations hereunder shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that neither party may assign any of its rights or obligations hereunder without the prior written consent of the other, except that the Holder may assign all or any portion of its rights hereunder to its Affiliate (as such term is defined in Rule 405 of the Securities Act) without such consent by giving written notice of such assignment to the Company.  Assignment of all or any portion of this Note in violation of this Section shall be null and void.

(c)

Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in accordance with Section 8(c) of the Purchase Agreement.

(d)

Amendment; Waiver.  No modification, amendment or waiver of any provision of this Note shall be effective unless in writing and approved by the Company and the Holder.

(e)

Invalidity.  Any provision of this Note which may be determined by a court of competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invaliding the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)

Section and Paragraph Headings.  The section and paragraph headings contained herein are for convenience only and shall not be construed as part of this Note.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF this Note has been executed-and delivered on the-date-first-above written by the duly authorized representative of the Company.

SEA OF GREEN SYSTEMS, INC.

By: ___________________________

Name: Dennis McGuire

Title: CEO

EXHIBIT A

Date:  ________________

Ecosphere Technologies, Inc.

Sea of Green Systems, Inc.

3515 S.E. Lionel Terrace

Stuart, FL 34997

Attn: Chief Executive Officer

CONVERSION NOTICE

The above-captioned Holder hereby gives notice Ecosphere Technologies, Inc., a Delaware corporation (the “Company”), pursuant to that certain Secured Convertible Promissory Note made by the Company and the Parent  in favor of the Holder dated January__, 2016 in the principal amount of $100,000 (the “Note”); that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Parent as of the date of conversion specified below.

A.

Date of conversion:

_____________________

B.

Conversion #:

_____________________

C.

Conversion Amount:

_____________________

D.

Conversion Price:

_____________________

E.

Conversion Shares:

_____________________

F.

Remaining Note Balance:

_____________________

Please transfer the Conversion Shares to the undersigned at:

Address:

_____________________

_____________________

_____________________

Sincerely,

By:

_____________________

Name:

_____________________